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                                                                   EXHIBIT 10.20

                              SENIOR SUBORDINATED
                           REVOLVING PROMISSORY NOTE

February 16, 2000                                                 $15,000,000.00


     FOR VALUE RECEIVED, the undersigned, Novistar, Inc., a Delaware corporation (herein called "Maker" whether one or more), jointly and severally, promises to pay on demand to the order of Torch Energy Advisors Incorporated, a Delaware corporation (herein called "Payee," which term herein in every instance shall refer to any owner or holder of this note) the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or so much thereof as may be advanced from time to time hereunder by Payee, together with interest on the principal hereof from time to time outstanding from the date of advancement until maturity, at the per annum rate hereinafter stated (computed on the basis of a year of 360 days and paid for the actual number of days elapsed), said principal and interest being payable in lawful money of the United States of America at the offices of Maker, 1221 Lamar, Suite 1600, Houston, Harris County, Texas 77010, or at such other place as Payee may designate hereafter in writing.

     The principal balance hereof advanced and from time to time remaining unpaid shall bear interest during each day of the loan evidenced hereby at the rate equal to the lessor of (A) nine percent (9%) per annum (the "Agreed Rate"), or (B) the Maximum Rate (hereinafter defined). Notwithstanding the foregoing, if at any time the Agreed Rate shall exceed the Maximum Rate and thereafter the Agreed Rate shall become less than the Maximum Rate, the rate of interest payable hereunder shall be the Maximum Rate until the Payee shall have received the amount of interest it would have received otherwise if the interest payable hereunder had not been limited by the Maximum Rate during the period of time the Agreed Rate exceeded the Maximum Rate.

     All past due principal and interest of this note, whether due as the result of acceleration of maturity or otherwise, shall bear interest at the lesser of
(1) a rate that is five (5) percentage points above the Agreed Rate or (2) the maximum lawful rate of interest permitted by the applicable usury laws, now or hereafter enacted, which interest rate (herein called the "Maximum Rate") shall change when and as said laws shall change to the extent permitted by said laws, effective on the day such change in said laws becomes effective, from the date the payment thereof shall have become due until the same have been fully discharged by payment.

     The principal and interest of this note are due and payable at the offices of said Payee in Houston, Harris County, Texas as follows:

        (a) Accrued, but unpaid interest hereon shall be due and payable monthly in arrears on the last day of each month; and

        (b) The principal amount hereof then outstanding shall be due and payable on demand.

     Until demand, the undersigned may, at the sole discretion of Payee, borrow, pay, prepay in whole or in part and reborrow hereunder, so long as not more than $15,000,000.00 of principal is outstanding at any one time, it being understood that this note is a master revolving credit note; it being expressly contemplated that, by reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, but, notwithstanding such occurrences, this note shall remain valid and shall be in full force and effect as to loans or advances made subsequent to such occurrences; and it being understood and agreed that advances and repayments of principal under this note are not limited to the face amount of principal, but to a maximum of the face amount of principal at any one time outstanding. Payee may advance funds pursuant to this note from time to time, and from time to time the undersigned will make repayments on the principal of this note, so that no more than the face amount of principal shall be outstanding at any one time. Each advance and each payment of principal hereunder shall be reflected by a notation made by Payee in its business records. The aggregate unpaid principal amount of advances reflected by the notations made in Payee's business records shall be conclusive evidence of the principal


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amount owing under this note, which amount the undersigned unconditionally promises to pay to the order of Payee under the term hereof.

Senior Indebtedness

        a. "Senior Indebtedness" means (i) all present and future indebtedness, obligations, and liabilities of every kind and character of the Maker which may be from time to time directly or indirectly incurred by the Maker to commercial banks or other financial institutions under secured or unsecured credit facilities (including, without limitation, interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law and interest that would have accrued and been payable but for the commencement of an insolvency proceeding), whether due and owing or to become due and owing, howsoever created or arising or evidenced, whether joint or several, whether absolute or contingent, and all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including, without limitation, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts thereunder, and (ii) all present and future advances, accounts payable and other amounts owed by the Maker to clients of the Maker pursuant to written agreements under which the Maker provides services to such clients.

        b. The Maker agrees and the holder of the Note, by acceptance thereof, agrees, expressly for the benefit of the present and future holders of Senior Indebtedness, that, except as otherwise provided herein, upon (i) maturity of any Senior Indebtedness by lapse of time acceleration or otherwise, (ii) an event of default under any Senior Indebtedness, or (iii) any dissolution, winding up, or liquidation of the Maker, whether or not in bankruptcy, insolvency or receivership proceedings, the Maker shall not pay, and the holder of the Note shall not be entitled to receive, any amount in respect of the principal and interest of the Note unless and until the Senior Indebtedness shall have been fully paid in cash and any all obligations of the holders of Senior Indebtedness to extend credit or other financing arrangements (including, without limitation, any obligation to make advances under lines of credit or to honor drawings under letters of credit) to or on behalf of the Maker shall have been terminated. Upon (1) an event of default under any Senior Indebtedness, or
(2) any dissolution, winding up or liquidation of the Maker, any payment or distribution (whether in cash, securities or other property or assets of the Maker), which the holder of this Note would be entitled to receive but for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Indebtedness ratably according to the aggregate amounts remaining unpaid on Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. Subject to the payment in full of the Senior Indebtedness in cash and the termination of any and all obligations of the holders of Senior Indebtedness to extend credit or other financing arrangements (including, without limitation, any obligation to make advances under lines of credit or to honor drawings under letters of credit) to or on behalf of the Maker, until this Note is paid in full, the holder of this Note shall be subrogated to the rights of the holders of the Senior Indebtedness (to the extent of payments or distributions previously made to the holders of Senior Indebtedness pursuant to this Section b) to receive payments or distributions of assets of the Maker applicable to the Senior Indebtedness.

        c. This Section is not intended to impair, as between the Maker, its creditors (other than the holders of Senior Indebtedness) and the holder of this Note, the unconditional and absolute obligation of the Maker under this Note or affect the relative rights of the holder of this Note and the other creditors of the Maker, other than the holders of Senior Indebtedness. Nothing in this Note shall prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law after the occurrence and during the continuation of an event of default under this Note, subject to the rights, if any, of the holders of Senior Indebtedness in respect to cash, property or securities of the Maker received upon the exercise of any such remedy. In furtherance of the provisions of this Section, in the event that, notwithstanding the foregoing provisions of this Section, any payment with respect to this Note shall be made by or on behalf of the Maker, and received by the holder of this Note, at a time when such payment was prohibited by the provisions of this Section, then, unless and until such payment is no longer prohibited by this Section, such payment shall be received and held in trust by such holder for

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the benefit of and shall be immediately paid over to the holders of Senior
Indebtedness, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness, for application to the payment of Senior Indebtedness in accordance with its terms.

        d. This Note shall be pari passu with any other debt of the Maker which is subordinate to Senior Indebtedness.

        Maker may prepay this note in whole or in part at any time without being required to pay any penalty or premium for such privilege. All prepayments hereunder, whether designated as payments of principal or interest, shall be applied to the principal or interest of this note or to expenses provided for herein, or any combination of the foregoing, as directed by Payee at its option.

        If Maker shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for Maker any arrangement, composition, readjustment, or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against Maker any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee or receiver, on all or any substantial part of the properties of Maker, or if a decree or order by a court having jurisdiction in the premises shall have been entered adjudging Maker to be bankrupt or insolvent under the federal bankruptcy laws or any applicable law of the United States of America or any state law, or appointing a receiver or trustee or assignee in bankruptcy or insolvency of Maker or any of Maker's properties, and such decree or order shall have continued undischarged or unstayed for a period of 30 days, or if Maker shall make an assignment for the benefit of creditors, or if Maker shall fail to pay this note or any installment hereof, whether principal or interest, when due, then Payee shall have the option, to the extent permitted by applicable law, to declare this note due and payable, whereupon the entire unpaid principal balance of this note and all accrued unpaid interest hereon thereupon at once shall mature and become due and payable without presentment, demand, protest or notice of any kind (including, but not limited to, notice of intention to accelerate or notice of acceleration), all of which hereby are expressly waived by Maker. The time of payment of this note also is subject to acceleration in the same manner provided in this paragraph in the event Maker defaults or otherwise fails to discharge its obligations under any of the instruments securing payment hereof or relating hereto.

        Maker and any and all sureties, guarantors and endorsers of this note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for Payee, in order to enforce payment of this note, to first institute or exhaust Payee's remedies against Maker or any other party liable therefor or against any security for this note.

        In the event of default hereunder or under any of the instruments securing payment hereof and this note is placed in the hands of an attorney for collection (whether or not suite is filed), or if this note is collected by suite or legal proceedings or through the probate court or bankruptcy proceedings, Maker agrees to pay all reasonable attorneys' fees and all expenses of collection and costs of court.

        It is the intention of the parties hereto to comply with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged, taken, reserved or received under this note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or in the event the maturity of the indebtedness evidenced by this

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note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this note or under any of the instruments securing payment hereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this note shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event (x) the provisions of this paragraph shall govern and control, (y) any such excess which may have been collected at final maturity of said indebtedness either shall be applied as a credit against the then unpaid principal amount of hereof or refunded to Maker, at Payee's option, and (z) upon such final maturity, the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received under this note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged, taken, reserved or received from Maker or otherwise by Payee in connection with such indebtedness.

     Except to the extent required by federal law, this note shall be governed by and construed under the laws of the State of Texas.

     Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by Payee.

     Maker and Payee agree that Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this note or maintained in connection therewith.

     To the extent that the interest rate laws of the State of Texas are applicable to this note, for purposes of Texas Finance Code (S)303.001, as it may be amended, the "applicable ceiling" shall be the "weekly ceiling" from time to time in effect as limited by Texas Finance Code (S)303.009, provided, however, the Payee retains the right to modify the interest rate in accordance with applicable law.

     Maker represents and warrants to Payee and to all other owners and holders of any indebtedness evidenced hereby that all loans evidenced by this note are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used or defined in Texas Revised Civil Statutes, Article 5069-1.04, Texas Credit Code and Regulation Z promulgated by the Board of Governors of the Federal Reserve System and under Titles I and V of the Consumer Credit Protection Act.

                                   Novistar, Inc.


                                   By:    /s/ Thomas M. Ray III
                                      -------------------------------
                                   Name:  Thomas M. Ray  III
                                          ---------------------------
                                   Title: President & CEO
                                          ---------------------------

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